Pacific Select Fund NSAR 06-30-10
Exhibit 77O




                  PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2010

                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           HRPT Properties Trust

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         3/18/2010

(4)    Date of Offering                         3/18/2010

(5)    Unit Price                               $7.25

(6)    Principal Amount of Total Offering       $217,500,000.00

(7)    Underwriting Spread                      $0.31
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               Morgan Stanley, Citi, Wells Fargo
                                                Securities, Jefferies & Company, Morgan
                                                Keegan & Company, RBC UBS Investment Bank,
                                                Janney Montgomery Scott, Oppenheimer & Co.

(9)    Dollar Amount of Purchase by the         $787,133.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.362%

(11)   % of Offering Purchased by Associated    2.305%
       Accounts

(12)   % of Portfolio Assets Applied to         0.120%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    Wells Fargo Securities
       whom Purchased

(14)   Name of Affiliated Underwriter           Morgan Stanley


                                        PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/27/10                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director/Fund Manager


                    PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2010

                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Primerica, Inc.

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         3/31/2010

(4)    Date of Offering                         3/31/2010

(5)    Unit Price                               $15.00

(6)    Principal Amount of Total Offering       $320,400,000.00

(7)    Underwriting Spread                      $1.05
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               Citi, UBS Investment Bank, Deutsche Bank
                                                Securities, Morgan Stanley, Keefe,
                                                Bruyette & Woods, Macquarie Capital,
                                                Raymond James, Sandler O'Neill & Partners,
                                                L.P., SunTrust Robinson Humphrey,
                                                CastleOak Securities, L.P., ING, Willis
                                                Capital Markets & Advisory

(9)    Dollar Amount of Purchase by the         $180,000.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.06%

(11)   % of Offering Purchased by Associated    0.95%
       Accounts

(12)   % of Portfolio Assets Applied to         0.01%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    Sandler O'Neill and UBS
       whom Purchased

(14)   Name of Affiliated Underwriter           Morgan Stanley


                                        PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/7/10                                             Signed: /s/ KEVIN HOLT
      -------                                                     --------------
                                                          Name: Kevin Holt
                                                          Title: Managing Director/Portfolio Manager




               PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Novaris Capital Corp.

(2)    Description of Security (name, coupon,   NOVART 1.9 04/13
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         3/9/2010

(4)    Date of Offering                         3/9/2010

(5)    Unit Price                               $99.87

(6)    Principal Amount of Total Offering       $2,000,000,000

(7)    Underwriting Spread                      0.20%
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               BofA Merrill Lynch, Barclays Capital,
                                                Citi, Goldman Sachs & Co., JP Morgan,
                                                Morgan Stanley, BNP Paribas, Credit Suisse
                                                Securities, Deutsche Bank Securities,
                                                HSBC, Mitsubishi UFJ Securities, Nomura
                                                Securities, RBS, Societe Generale, UBS
                                                Investment Bank

(9)    Dollar Amount of Purchase by the         $8,164,127.25
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.41%

(11)   % of Offering Purchased by Associated    5.84%
       Accounts

(12)   % of Portfolio Assets Applied to         0.55%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    JPMorgan
       whom Purchased

(14)   Name of Affiliated Underwriter           Goldman, Sachs & Co.


                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/27/10                                             Signed: /s/ JAMES MCCARTHY
      -------                                                     --------------
                                                          Name: James McCarthy
                                                          Title: Managing Director



                               PACIFIC SELECT FUND
                       PSF LONG/SHORT LARGE-CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Genpact Limited (G) Secondary

(2)    Description of Security (name, coupon,   CBS Cusip # G3922B10
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         3/18/2010

(4)    Date of Offering                         3/18/2010

(5)    Unit Price                               $15.00

(6)    Principal Amount of Total Offering       $504,000,000.00

(7)    Underwriting Spread                      $0.56
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               Morgan Stanley, Goldman Sachs & Co., Citi,
                                                Credit Suisse, UBS Investment Bank, J.P.
                                                Morgan, Wells Fargo Securities

(9)    Dollar Amount of Purchase by the         $708,000.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.14%

(11)   % of Offering Purchased by Associated    1.43%
       Accounts

(12)   % of Portfolio Assets Applied to         0.09%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    Morgan Stanley & Co.
       whom Purchased

(14)   Name of Affiliated Underwriter           JPMorgan Securities Inc.


                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/19/10                                             Signed: /s/ MADALINA BAL
      -------                                                     --------------
                                                          Name: Madalina Bal
                                                       Title: Vice President




                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                           QUARTER ENDED JUNE 30, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           AMB Property Corp.

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         04/07/2010

(4)    Date of Offering                         04/07/2010

(5)    Unit Price                               $27.50

(6)    Principal Amount of Total Offering       $434,500,000.00

(7)    Underwriting Spread                      $1.10
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               Morgan Stanley, J.P. Morgan, BofA Merrill
                                                Lynch, Daiwa Capital Markets, ING, Scotia
                                                Capital, Credit Agricole CIB, HSBC,
                                                Mitsubishi UFJ Securities, PNC Capital

(9)    Dollar Amount of Purchase by the         $1,854,050.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.43%

(11)   % of Offering Purchased by Associated    2.74%
       Accounts

(12)   % of Portfolio Assets Applied to         0.28%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    BofA Merrill Lynch
       whom Purchased

(14)   Name of Affiliated Underwriter           Morgan Stanley


                                        PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/2/10                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director/Fund Manager



                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                           QUARTER ENDED JUNE 30, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Biomed Realty Trust Inc.

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         04/14/2010

(4)    Date of Offering                         04/14/2010

(5)    Unit Price                               $17.25

(6)    Principal Amount of Total Offering       $198,375,000.00

(7)    Underwriting Spread                      $0.69
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               Raymond James, Morgan Stanley, UBS
                                                Investment Bank, Wells Fargo Securities,
                                                Keybanc Capital Markets, Baird, Credit
                                                Suisse, Deutsche Bank Securities, RBC
                                                Capital Markets, RBS, Stifel Nicolaus, BMO
                                                Capital Markets

(9)    Dollar Amount of Purchase by the         $463,680.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     0.23%

(11)   % of Offering Purchased by Associated    1.51%
       Accounts

(12)   % of Portfolio Assets Applied to         0.07%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    Raymond James
       whom Purchased

(14)   Name of Affiliated Underwriter           Morgan Stanley


                                        PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/2/10                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director/Fund Manager





                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                           QUARTER ENDED JUNE 30, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Hudson Pacific Properties

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         06/23/2010

(4)    Date of Offering                         06/23/2010

(5)    Unit Price                               $17.00

(6)    Principal Amount of Total Offering       $217,600,000.00

(7)    Underwriting Spread                      $1.19
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               BofA Merrill Lynch, Barclays Capital,
                                                Morgan Stanley, Well Fargo Securities, BMO
                                                Capital Markets, KeyBanc Capital Markets

(9)    Dollar Amount of Purchase by the         $2,775,080.00
       Portfolio

(10)   % of Offering Purchased by Portfolio     1.28%

(11)   % of Offering Purchased by Associated    6.54%
       Accounts

(12)   % of Portfolio Assets Applied to         0.49%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    Barclays Capital
       whom Purchased

(14)   Name of Affiliated Underwriter           Morgan Stanley


                                        PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/15/10                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director/Fund Manager




                               PACIFIC SELECT FUND
                              TECHNOLOGY PORTFOLIO
                               10F-3 TRANSACTIONS
                           QUARTER ENDED JUNE 30, 2010


                     ITEM                                  SECURITIES PURCHASED
---------------------------------------------   ------------------------------------------
(1)    Name of Issuer                           Mitel Networks Corp

(2)    Description of Security (name, coupon,   Common Stock
       maturity, subordination, common stock,
       etc.)

(3)    Date of Purchase                         4/21/2010

(4)    Date of Offering                         4/21/2010

(5)    Unit Price                               $14.00

(6)    Principal Amount of Total Offering       $147,368,424.00

(7)    Underwriting Spread                      $0.58
       $ (equity) or % (fixed-income)

(8)    Names of Syndicate Members               BofA Merrill Lynch, J.P. Morgan, UBS
                                                Investment Bank, Piper Jaffray, Genuity
                                                Capital Markets, JMP Securities

(9)    Dollar Amount of Purchase by the         $642,040.00
       Portfolio

(10)   % of Offering Purchased by               0.44%
       Portfolio

(11)   % of Offering Purchased by               1.72%
       Associated Accounts

(12)   % of Portfolio Assets Applied to         0.70%
       Purchase

(13)   Name(s) of Syndicate Members (s) from    J.P. Morgan
       whom Purchased

(14)   Name of Affiliated Underwriter           BofA Merrill Lynch


                                              PACIFIC SELECT FUND - TECHNOLGY PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - - QUARTER ENDED 6/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/23/10                                             Signed: /s/ WAYNE COLLETTE
      -------                                                     --------------
                                                          Name: Mayne M. Collette, CFA
                                                          Title: Senior Portfolio Manager

